Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of July 11, 2013 (this “Amendment”) amends the Senior Term Loan Agreement (the “Loan Agreement”) dated as of February 2, 2012 among PROLOGIS, L.P., various affiliates thereof, various lenders, BANK OF AMERICA, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as Syndication Agent. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Credit Agreement.

WHEREAS, in connection with the effectiveness on the date hereof of the Global Senior Credit Agreement among Prologis, various affiliates thereof, various lenders and various agents, including Bank of America, N.A., as Global Administrative Agent (the “New Global Agreement”), the parties to the Loan Agreement have agreed to amend the references in the Loan Agreement to the “Global Credit Agreement.”

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 AMENDMENTS. Upon the effectiveness hereof, the Credit Agreement shall be amended as set forth below.

1.1 Definition of Global Credit Agreement. The definition of Global Credit Agreement is amended in its entirety to read as follows:

“Global Credit Agreement” means the Global Senior Credit Agreement dated as of July 11, 2013 among Prologis, General Partner, various affiliates thereof, various lenders and various agents, including Bank of America, as Global Administrative Agent.

1.2 Conditions to Extension of Maturity Date. Section 3.10.1 is amended in its entirety to read as follows:

Section 3.10.1 Request for Extension. Not earlier than 180 days or later than 30 days prior to the then-current Maturity Date, Prologis may, upon written notice to Administrative Agent (which shall promptly notify Lenders) and satisfaction of the conditions precedent set forth in Section 3.10.2, extend the Maturity Date for an additional year; provided that the Maturity Date may not be extended more than three times pursuant to this Section 3.10.

SECTION 2 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date on which (a) the Administrative Agent shall have received confirmation (which may be by facsimile or electronic mail) that each party hereto has signed a counterpart of this Amendment and (b) the New Global Agreement has become effective.

SECTION 3 ACKNOWLEDGMENT OF CHANGES TO CONFORMING PROVISIONS. The parties hereto acknowledge that, in accordance with Section 11.1.2 of the Loan Agreement, all Conforming Provisions (as defined in such Section 11.1.2) shall be deemed to be amended to conform to the corresponding provisions of the New Global Agreement.

First Amendment to Prologis, L.P. Senior Term Loan Agreement

SECTION 4 MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Loan and any related document to the “Loan Agreement” or similar terms shall refer to the Loan Agreement as amended hereby.

4.2 Incorporation of Loan Agreement Provisions. The provisions of Sections 11.4 (Expenses; Indemnity; Damage Waiver), 11.14 (GOVERNING LAW; JURISDICTION; ETC.) and 11.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

[Signature pages follow.]

2	First Amendment to Prologis, L.P. Senior Term Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P.:

PROLOGIS, L.P., a Delaware limited partnership

By:	Prologis, Inc., its sole general partner

	By:	/s/ Phillip D. Joseph, Jr.
		Name:	Phillip D. Joseph, Jr.
		Title:	Managing Director & Treasurer

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

AGENTS:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Will T. Bowers
	Name:	Will T. Bowers
	Title:	Senior Vice President

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

JPMORGAN CHASE BANK, N.A., as Syndication Agent and a Lender

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Executive Director

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ James Welch
	Name:	James Welch
	Title:	Director

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

CITIBANK N.A.
as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Authorized Signatory

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ George R. Reynolds
	Name:	George R. Reynolds
	Title:	Director

By:	/s/ Perry Forman
	Name:	Perry Forman
	Title:	Director

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Janet K. Lee
	Name:	Janet K. Lee
	Title:	Vice President

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

MORGAN STANLEY MUFG SECURITIES CO., LTD.,
as a Lender

By:	/s/ Jonathan Kindred
Name: Jonathan Kindred
Title: President and CEO

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Christopher Usas
	Name:	Christopher Usas
	Title:	Director

Signature Page to First Amendment

(Prologis, L.P. Senior Term Loan Agreement)